Property, Plant and Equipment: (Details Text) (USD $)	Dec. 31, 2012	Dec. 31, 2011
At December 31, 2011 equipment with a carrying value of approximately $0.45 million was reclassified to assets held for sale and sold during the first quarter of 2012 for its carrying value.		$ 450,000
Option for Percentage right to an undivided interest in the La Tortuga property	51.00%
undivided 51% interest by making an aggregate in option payments	650,000
undivided 51% interest by spending over 3 years	3,000,000
The Company may subsequently exercise an option to acquire an additional interest in the property	9.00%
The Company may subsequently exercise an option to acquire an additional 9% interest in the property for	2,000,000
Compan’s initial option payment	50,000
Company’s additionall option payments	$ 100,000